Filed Pursuant to Rule 497(e)

Registration No. 033-61254

Gabelli Capital Series Funds, Inc. (the “Company”)

Gabelli Capital Asset Fund (the “Fund”)

Supplement dated March 13, 2015 to the Company’s

Summary Prospectus and Prospectus

dated April 30, 2014

On February 11, 2015, the Board of Directors (the “Board”) of the Company approved a new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds, LLC, (“Gabelli Funds”) subject to shareholder approval. Shareholders should expect to receive a proxy statement during the month of April, 2015, which will provide a comparison of the current management and advisory agreements to the proposed advisory agreement and will discuss the basis for the Board’s approval of the proposed investment advisory agreement. In addition, shareholders will be asked to consider and vote upon the election of Directors to serve on the Company’s Board. Under the current arrangement and the proposed arrangement, Gabelli Funds is the investment adviser to the Fund. However, currently Guardian Investor Services, LLC (“GIS”) serves as manager to the Fund under a management agreement and that arrangement will terminate upon shareholder approval of the proposed advisory agreement. Shareholders will be asked to approve the proposed investment advisory agreement by proxy or by attending a shareholder meeting anticipated to take place on or about April 30, 2015.

Approval of the New Investment Advisory Agreement

Currently, the Fund has a management agreement with GIS pursuant to which GIS supervises the performance of administrative and professional services provided to the Fund by others, including Gabelli Funds for an annual fee of 1.00% of the Fund’s average daily net assets. There is also an investment advisory agreement between the Company, on behalf of the Fund, GIS, and Gabelli Funds, whereby Gabelli Funds serves as the investment adviser and administrator to the Fund. For its services, Gabelli Funds is paid by GIS, out of its 1.00% fee, a fee of 0.75% of the Fund’s average daily net assets. GIS has notified the Fund of its intention to terminate the management agreement in order to facilitate its withdrawal from registration as an investment adviser with the Securities and Exchange Commission and therefore, the Fund is asking shareholders to approve an investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds.

Under the proposed investment advisory agreement, Gabelli Funds will, in addition to its investment advisory services, oversee all of the Fund’s third party service providers. The advisory fee under the proposed investment advisory agreement will be 0.75% of the Fund’s average daily net assets. In addition, the Fund will put into place a shareholder servicing agreement with The Guardian Insurance & Annuity Company, Inc. (“GIAC”), an affiliate of GIS, whereby GIAC will provide various administrative services, including maintenance of books and records, determinations and reconciliations with respect to Fund purchase and redemption orders, and telephone support for contract owners with respect to inquiries about the Fund as well as provide information to Gabelli Funds with respect to relevant insurance laws, regulations and related matters and IRS regulations with respect to variable contracts, for 0.25% of the Fund’s average daily net assets. The total expenses paid by the Fund are not expected to increase as a result of this change.

Please retain this Supplement with your Summary Prospectus and Prospectus.